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                                                                   EXHIBIT 10.30

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT


         This Purchase Agreement ("Agreement") is made as of July 17, 1998, between Evolve Products, Inc., a Delaware corporation (the "Company"), and each of the parties listed on Schedule 1 hereto, each of whom is herein referred to individually as an "Investor" and together as the "Investors"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 6 hereof.

The parties hereto agree as follows:

         SECTION 1. AUTHORIZATION AND CLOSING.

                  1a. Authorization of the Series C Preferred Stock. The Company has authorized or shall authorize the issuance and sale to the Investors of up to 3,000,000 shares of its Series C Preferred Stock, $.001 par value per share ("Series C Preferred Stock"), having the rights and preferences set forth in Exhibit A attached hereto.

                  1b. Purchase and Sale of the Series C Preferred Stock. At the Closing (as defined below) and subject to the terms and conditions set forth herein, the Company agrees to sell to each Investor and, each Investor severally agrees to purchase from the Company, the number of shares of Series C Preferred Stock shown opposite such Investor's name on Schedule 1 hereto at a price of $1.66 per share.

                  1c. Closing. The initial closing of the purchase and sale of the Series C Preferred Stock (the "Closing") shall take place at the offices of Brobeck Phleger & Harrison LLP, 38 Technology Drive, Irvine, California, on the date or dates and at such time or times as the Company shall designate, but in no event later than July 17, 1998. At the Closing, the Company shall issue to each Investor stock certificates evidencing the Series C Preferred Stock to be purchased by each Investor, registered in the Investor's name, upon payment of the purchase price thereof by a check or by wire transfer of immediately available funds to the account designated by the Company.

                  The Company may sell up to 600,000 additional shares of Series C Preferred Stock at any time on or before the date which is ninety (90) days from the date hereof, under the terms of this Agreement. By execution of a counterpart of this Agreement, a purchaser of any such shares shall be deemed an "Investor" for all purposes hereof and Schedule 1 hereto shall be amended to reflect such additional sale of Series C Preferred Stock.

         SECTION 2. CONDITIONS OF PURCHASER'S OBLIGATION AT THE CLOSING. The obligation of each Investor to purchase and pay for the Series C Preferred Stock at the Closing is subject to the satisfaction as of the Closing of the following conditions:

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                  2a. Representations and Warranties; Covenants. The
representations and warranties contained in Section 5 hereof shall be true and correct at and as of the Closing as though then made, except to the extent the representations and warranties speak to an earlier date, and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

                  2b. Restated and Amended Stockholder Rights Agreement. The Company and the Investors shall have entered into a Restated and Amended Stockholder Rights Agreement in the form set forth in Exhibit B attached hereto (the "Rights Agreement"), and the Rights Agreement shall be in full force and effect as of the Closing.

                  2c. Stock Restriction Agreement. The Second Restated and Amended Stock Restriction and Purchase Agreement in the form set forth in Exhibit C attached hereto (the "Stock Restriction Agreement") shall have been entered into by the Company, the Investors and the holders of not less than two-thirds of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock of the Company subject to the Stock Restriction Agreement, and the Stock Restriction Agreement shall be in full force and effect as of the Closing.

                  2d. Certificate of Amendment. The Certificate of Amendment of the Company in the form attached hereto as Exhibit A (the "Certificate of Amendment") shall have been filed with the Secretary of State of the State of Delaware.

                  2e. Minimum Investment. A minimum of 1,807,722 shares of Series C Preferred Stock shall have been sold to the Investors pursuant to the Agreement and at least $3,000,000 of shares of Series C Preferred Stock shall have been purchased by Investors.

                  2f. Waiver. Any condition specified in this Section 2 may be waived in writing by the Investors who have agreed to purchase a majority of shares of Series C Preferred Stock to be purchased hereunder.

         SECTION 3. CONDITIONS OF COMPANY'S OBLIGATION AT THE CLOSING. The obligation of the Company to sell the Series C Preferred Stock at the Closing is subject to the satisfaction as of the Closing of the following conditions:

                  3a. Representations and Warranties; Covenants. The representations and warranties contained in the Subscription Agreements shall be true and correct at and as of the Closing as though then made and the Investors shall have performed in all material respects all of the covenants required to be performed by them thereunder and hereunder prior to the Closing.

                  3b. Rights Agreement. The Company and the Investors shall have entered into the Rights Agreement and the Rights Agreement shall be in full force and effect as of the Closing.

                  3c. Stock Restriction Agreement. The Second Restated and Amended Stock Restriction and Purchase Agreement in the form set forth in Exhibit C attached hereto (the

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"Stock Restriction Agreement") shall have been entered into by the Company, the
Investors and the holders of not less than two-thirds of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock of the Company subject to the Stock Restriction Agreement, and the Stock Restriction Agreement shall be in full force and effect as of the Closing.

                  3d. Certificate of Amendment. The Certificate of Amendment shall have been filed with the Secretary of State of the State of Delaware.

                  3e. Compliance with Applicable Laws. The sale of Series C Preferred Stock by the Company shall not be prohibited by any applicable law or governmental rule or regulation and shall not subject the Company to any penalty, liability or, in the Company's sole judgment, other onerous condition under or pursuant to any applicable law or governmental rule or regulation, and the sale of the Series C Preferred Stock by the Company shall be permitted by laws, rules and regulations of the jurisdictions and governmental authorities and agencies to which the Company is subject.

                  3f. Payment of Purchase Price. The Investors shall have tendered to the Company the purchase price for the Series C Preferred Stock being purchased on the Closing Date.

         SECTION 4. COVENANTS.

                  4a. Financial Statements and Other Information. Upon request by any Investor, the Company shall deliver to such Investor (so long as such Investor holds at least 50,000 shares of the Company's Common Stock, no par value ("Common Stock"), on an as-converted basis, which number shall be adjusted proportionately to reflect any stock split, stock combination, stock dividend, recapitalization or similar event):

                      (i) Within forty-five (45) days after the end of each of the first three quarterly accounting periods in each fiscal year, unaudited statements of income and cash flows of the Company for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and an unaudited balance sheet of the Company as of the end of such quarterly period, setting forth in each case comparisons to the corresponding period in the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied (subject to the absence of footnote disclosure);

                      (ii) within ninety (90) days after the end of each fiscal year, statements of income and cash flows of the Company for such fiscal year, and a balance sheet of the Company as of the end of such fiscal year, setting forth in each case comparisons to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and audited by a nationally recognized independent accounting firm.

                  4b. Notwithstanding the foregoing, the provisions of paragraph 4(a) shall not be effective during any period when the Company is subject to the periodic reporting requirements of the Securities Exchange Act.

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                  4c. Except as otherwise required by law or judicial order or decree or by any governmental agency or authority, each Person entitled to receive information regarding the Company under paragraph 4(a) shall maintain the confidentiality of all nonpublic information obtained by it hereunder.

         SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor that, except as set forth on a Schedule of Exceptions furnished to each Investor, specifically identifying the relevant subparagraph(s) hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  5a. Organization, Corporate Power and Licenses. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is duly qualified to do business in every jurisdiction in which the failure to be so qualified would have a material adverse effect on the business or properties of the Company. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted and to carry out the transactions contemplated by this Agreement.

                  5b. Capital Stock and Related Matters.

                      (i) Immediately prior to the Closing, the authorized capital stock of the Company shall consist of 21,000,000 shares of Common Stock, of which 1,000,080 are issued and outstanding and (b) 21,010,000 shares of Preferred Stock, of which (X) 9,010,000 shares are designated as Series A Preferred Stock, of which 9,000,720 are issued and outstanding, (Y) 2,000,000 shares are designated as Series B Preferred Stock, of which 1,189,124 are issued and outstanding and (Z) 3,000,000 are designated as Series C Preferred Stock, of which no shares are issued and outstanding. As of the Closing, the Company shall have no outstanding stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except as set forth on the attached on Schedule 5(b) hereto. Schedule 5(b) accurately sets forth the following information with respect to all outstanding options and rights to acquire the Company's capital stock: the holder, the number of shares covered and the exercise price. As of the Closing, the Company shall be subject to no obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except as set forth on
Schedule 5(b). As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

                      (ii) Except as set forth on Schedule 5(b), there are no statutory or contractual stockholders preemptive rights or rights of first refusal with respect to the issuance

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of the Series C Preferred Stock hereunder. To the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs, except as contemplated by this Agreement and as set forth on Schedule 5(b).

                      (iii) The Series C Preferred Stock that is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Rights Agreement, the Stock Restriction Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series C Preferred Stock purchased under this Agreement has been or will be prior to Closing duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Company's Certificate of Incorporation, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Rights Agreement, the Stock Restriction Agreement and under applicable state and federal securities laws.

                      (iv) Subject in part to the truth and accuracy of each Investor's representations set forth in the Subscription Agreement related to this Agreement, the offer, sale and issuance of the Series C Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

                  5c. Subsidiaries; Investments. The Company does not own or hold either directly or indirectly any rights to acquire any shares of stock or any other security or interest in any other Person, and the Company has never had any Subsidiary. The Company is not a participant in any partnership, joint venture or similar arrangement.

                  5d. Authorization; No Breach. The execution, delivery and performance of this Agreement, the Stock Restriction Agreement, the Rights Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement, the Stock Restriction Agreement, the Rights Agreement and all other agreements contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. Except as set forth on the attached Schedule 5(d), the execution and delivery by the Company of this Agreement, the Stock Restriction Agreement, the Rights Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Series C Preferred Stock hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to,
(iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require

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any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the Certificate of Incorporation or bylaws of the Company or any law, statute, rule or regulation to which the Company is subject, or any material agreement, instrument, order, judgment or decree to which the Company is subject.

                  5e. Financial Statements. Attached hereto as Schedule 5(e) are the unaudited balance sheet of the Company as of May 31, 1998 (the "Latest Balance Sheet"), and the related statements of operations and cash flows (or the equivalent) for the five (5) month period then ended. Each of the foregoing financial statements (including in all cases the notes thereto, if any) is accurate and complete in all material respects, is consistent with the books and records of the Company (which, in turn, are accurate and complete in all material respects) and has been prepared in accordance with generally accepted accounting principles, consistently applied, presents fairly the financial condition, results of operations and cash flows of the Company in accordance with generally accepted accounting principles applied on a consistent basis as of the dates and for the periods set forth therein, subject to the absence of footnote disclosure.

                  5f. Absence of Undisclosed Liabilities. Except as set forth on
Schedule 5(f), the Company knows of no obligation or liability arising out of transactions entered into at or prior to the Closing, or any action or inaction at or prior to the Closing, or any state of facts existing at or prior to the Closing other than: (i) liabilities set forth on the Latest Balance Sheet (including any notes thereto), (ii) liabilities and obligations which have arisen after the date of the Latest Balance Sheet in the ordinary course of business (none of which is a material liability resulting from breach of contract, breach of warranty, tort, infringement, claim or lawsuit) and (iii) other liabilities and obligations expressly disclosed in the other Schedules to this Agreement.

                  5g. No Material Adverse Change. There has been no material adverse change in the financial condition, operating results, assets, operations, business prospects, employee relations or customer or supplier relations of the Company.

                  5h. Absence of Certain Developments.

                      (i) Except as expressly contemplated by this Agreement or as set forth on the attached Schedule 5(h), since the date of the Latest Balance Sheet, the Company has not:

                          (a) issued any notes, bonds or other debt securities or any capital stock or other equity securities or any securities convertible, exchangeable or exercisable into any capital stock or other equity securities;

                          (b) borrowed any amount or incurred or become subject to any liabilities, except current liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business;

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                                    (c) discharged or satisfied any Lien or paid
         any obligation or liability, other than current liabilities paid in the ordinary course of business;

                                    (d) declared or made any payment or
         distribution of cash or other property to its stockholders with respect to its capital stock or other equity securities or purchased or redeemed any shares of its capital stock or other equity securities (including, without limitation, any warrants, options or other rights to acquire its capital stock or other equity securities);

                                    (e) mortgaged or pledged any of its
         properties or assets or subjected them to any Lien, except Liens for current property taxes not yet due and payable;

                                    (f) sold, assigned or transferred any of its
         tangible assets, except in the ordinary course of business, or canceled any debts or claims;

                                    (g) sold, assigned or transferred any
         patents or patent applications, trademarks, service marks, trade names, corporate names, copyrights or copyright registrations, trade secrets or other intangible assets, or disclosed any proprietary confidential information to any Person;

                                    (h) suffered any extraordinary losses or
         waived any rights of value, whether or not in the ordinary course of business or consistent with past practice;

                                    (i) made capital expenditures or commitments
         therefor that aggregate in excess of $10,000;

                                    (j) made any loans or advances to,
         guarantees for the benefit of, or any Investments in, any Persons in excess of $5,000 in the aggregate;

                                    (k) made any charitable contributions or
         pledges in excess of $5,000 in the aggregate;

                                    (l) suffered any damage, destruction or
         casualty loss exceeding in the aggregate $5,000, whether or not covered by insurance;

                                    (m) made any Investment in or taken steps to
         incorporate any Subsidiary; or

                                    (n) entered into any other material
         transaction, whether or not in the ordinary course of business.

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                      (ii) No officer, director, employee or agent of the
Company has been or is authorized to make or receive, and the Company does not know of any such person making or receiving, any bribe, kickback or other illegal payment.

                  5i. Assets. Except as set forth on Schedule 5(i), the Company has good and marketable title to, a valid leasehold interest in, or a license to use, the properties and assets used by it, located on its premises or shown on the Latest Balance Sheet or acquired thereafter, free and clear of all Liens, except for properties and assets disposed of in the ordinary course of business since the date of the Latest Balance Sheet and except for Liens disclosed on the Latest Balance Sheet (including any notes thereto) and Permitted Liens. Except as described on Schedule 5(i), the Company's buildings, equipment and other tangible assets, taken as a whole, are in good operating condition in all material respects and are fit for use in the ordinary course of business. The Company owns, has a valid leasehold interest in, or a license to use, all material assets necessary for the conduct of its business as presently conducted.

                  5j. Tax Matters.

                      (i) Except as set forth on Schedule 5(j), the Company has filed all Tax Returns which it is required to file under applicable laws and regulations; all such Tax Returns are complete and correct in all material respects and have been prepared in compliance with all applicable laws and regulations in all material respects; the Company in all material respects has paid all Taxes due and owing by it (whether or not such Taxes are required to be shown on a Tax Return) and has withheld and paid over to the appropriate taxing authority all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third party; the Company has not waived any statute of limitations with respect to any Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency; the accrual for Taxes on the Latest Balance Sheet would be adequate to pay all Tax liabilities of the Company if its current tax year was treated as ending on the date of the Latest Balance Sheet (excluding any amount recorded which is attributable solely to timing differences between book and Tax income); since the date of the Latest Balance Sheet, the Company has not incurred any material liability for Taxes other than in the ordinary course of business; the assessment of any additional Taxes for periods for which Tax Returns have been filed by the Company shall not exceed the recorded liability therefor on the Latest Balance Sheet (excluding any amount recorded which is attributable solely to timing differences between book and Tax income); the federal income Tax Returns of the Company have not been audited; no foreign, federal, state or local tax audits or administrative or judicial proceedings are pending or, to the Company's knowledge, being conducted with respect to the Company; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority and no written notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local taxing authority; and to the Company's knowledge, there are no unresolved questions or claims concerning the Company's Tax liability.

                      (ii) The Company has not made an election under ss.341 (f) of the IRC. The Company is not liable for the Taxes of another Person in a material amount under (a) Treas. Reg. ss. 1.1502-6 (or comparable provisions of state, local or foreign law), (b) as a

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transferee or successor, (c) by contract or indemnity or (d) otherwise. The
Company is not a party to any tax sharing agreement. The Company has disclosed on its federal income Tax Returns any position taken for which substantial authority (within the meaning of IRC ss.6662(d)(2)(B)(i)) did not exist at the time the return was filed. The Company has not made any payments, is not obligated to make payments and is not a party to an agreement that could obligate it to make any payments that would not be deductible under IRC ss.280G.

                      (iii) "Tax" or "Taxes" means federal, state, county, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not. "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof. "Affiliated Group" means any affiliated group as defined in IRC ss.1504 that has filed a consolidated return for federal income tax purposes (or any similar group under state, local or foreign law) for a period during which the Company was a member.

                  5k. Contracts and Commitments.

                      (i) Except for verbal contracts with the Company's customers in the ordinary course of business or as expressly contemplated by this Agreement or as set forth on Schedule 5(k), the Company is not a party to or bound by any written or oral:

                          (a) pension, profit sharing, stock option, employee stock purchase or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit plan or arrangement, or any collective bargaining agreement or any other contract with any labor union, or severance agreements, programs, policies or arrangements;

                          (b) contract for the employment of any officer, individual employee or other Person on a full-time, part-time, consulting or other basis providing annual compensation in excess of $50,000 or contract relating to loans to officers, directors or Affiliates;

                          (c) contract under which the Company or Subsidiary has advanced or loaned any other Person amounts in the aggregate exceeding $5,000;

                          (d) agreement or indenture relating to borrowed money or other Indebtedness or the mortgaging, pledging or otherwise placing a Lien on any material asset or material group of assets of the Company;




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                                    (f) lease or agreement under which the
         Company is lessee of or holds or operates any property, real or personal, owned by any other party;

                                    (g) lease or agreement under which the
         Company is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company;

                                    (h) contract or group of related contracts
         with the same party or group of affiliated parties the performance of which involves consideration in excess of $10,000;

                                    (i) assignment, license, indemnification or
         agreement with respect to any intangible property (including, without limitation, any Intellectual Property Rights);

                                    (j) warranty agreement with respect to its
         services rendered or its products sold or leased;

                                    (k) agreement under which it has granted any
         Person any registration rights (including, without limitation, demand and piggyback registration rights);

                                    (l) sales, distribution or franchise
         agreement;

                                    (m) agreement with a term of more than six
         (6) months which is not terminable by the Company upon less than thirty
         (30) days notice without penalty;

                                    (n) contract or agreement prohibiting it
         from freely engaging in any business or competing anywhere in the world; or

                                    (o) any other agreement which is material to
         its operations and business prospects or involves a consideration in excess of $10,000 annually.

                                    (ii) All of the material contracts,
agreements and instruments set forth on Schedule 5(k) (the "Material Contracts") are valid, binding and enforceable against the Company in accordance with their respective terms. The Company has performed in all material respect all obligations required to be performed by it and is not in default under or in breach of nor in receipt of any claim of default or breach under any material contract, agreement or instrument to which the Company is subject; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by the Company under any material contract, agreement or instrument to which the Company is subject; the Company has no present expectation or intention of not fully performing all such

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obligations; and the Company has no knowledge of any breach or anticipated breach by the other parties to any material contract, agreement, instrument or commitment to which it is a party.

                  5l. Intellectual Property Rights.

                      (i) Schedule 5(l) contains a complete and accurate list of all (a) patented or registered Intellectual Property Rights owned by the Company, (b) pending patent applications and applications for registrations of other Intellectual Property Rights filed by the Company, (c) unregistered trade names and corporate names owned by the Company and (d) unregistered trademarks, service marks, copyrights, mask works and computer software owned by the Company and which are material to the business of the Company. Schedule 5(l) also contains a complete and accurate list of all licenses and other rights granted by the Company to any third party with respect to any Intellectual Property Rights and all licenses and other rights granted by any third party to the Company with respect to any Intellectual Property Rights, in each case identifying the subject Intellectual Property Rights.

                      (ii) Except as set forth on Schedule 5(l), (a) the Company owns all right, title and interest in and to all of the material Intellectual Property Rights listed on such schedule, free and clear of all Liens other than the Permitted Liens, (b) there have been no claims made against the Company asserting the invalidity, misuse or unenforceability of any of such Intellectual Property Rights, and to the Company's knowledge there are no grounds for the same, (c) the Company has received no notices of, and is not aware of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to such Intellectual Property Rights (including, without limitation, any demand or request that the Company license any rights from a third party), (d) to the best of the Company's knowledge, the conduct of the Company's business has not infringed, misappropriated or conflicted with and does not infringe, misappropriate or conflict with any Intellectual Property Rights of other Persons in a manner that would result in a material liability to the Company, and (e) to the best of the Company's knowledge, the Intellectual Property Rights owned by or licensed to the Company have not been infringed, misappropriated or conflicted by other Persons.

                  5m. Litigation, etc. Except as set forth on Schedule 5(m), there are no actions, suits, proceedings, orders, investigations or claims pending or, to the Company's knowledge, threatened against or affecting the Company, or pending or threatened by the Company against any third party, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitation, any actions, suit, proceedings or investigations with respect to the transactions contemplated by this Agreement); and, to the Company's knowledge, there is no reasonable basis for any of the foregoing. The Company is subject to no judgment, order or decree of any court or other governmental agency.

                  5n. Brokerage. Except as set forth on Schedule 5(n), there are no claims for brokerage commissions, finders' fees or similar compensation in connection with the

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transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company.

                  5o. Governmental Consent, etc. Except as set forth on Schedule 5(o), no permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby.

                  5p. Insurance. Schedule 5(p) contains a description of each insurance policy maintained by the Company with respect to its properties, assets and businesses, and each such policy is in full force and effect as of the Closing. The Company is not in default with respect to its obligations under any insurance policy maintained by it, and the Company has not been denied insurance coverage. Except as set forth on Schedule 5(p), the Company does not have any self-insurance or co-insurance programs, and the reserves set forth on the Latest Balance Sheet are adequate to cover all anticipated liabilities with respect to any such self-insurance or co-insurance programs.

                  5q. Employees. Except as set forth on Schedule 5(q), the Company is not aware that any executive or key employee of the Company or any group of employees of the Company has any plans to terminate employment with the Company. The Company has complied in all material respects with all laws relating to the employment of labor (including, without limitation, provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes), and the Company is not aware that it has any material labor relations problems (including, without limitation, any union organization activities, threatened or actual strikes or work stoppages or material grievances). Neither the Company nor, to the Company's knowledge, any of its employees is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreements relating to, affecting or in conflict with the present business activities of the Company, except for agreements between the Company and its present and former employees and independent contractors.

                  5r. ERISA.

                      (i) Multiemployer Plans. Except as set forth on Schedule 5(r), the Company does not have any obligation to contribute to (or any other liability, including current or potential withdrawal liability, with respect to) any "multiemployer plan" (as defined in Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")).

                      (ii) Retiree Welfare Plans. Except as set forth on
Schedule 5(r), the Company does not maintain or have any obligation to contribute to (or any other liability with respect to) any plan or arrangement whether or not terminated, which provides medical, health, life insurance or other welfare-type benefits for current or future retired or terminated employees (except for limited continued medical benefit coverage required to be provided under Section 4980B of the IRC or as required under applicable state law).

                           (iii) Defined Benefit Plans. Except as set forth in
the Employee Benefits Schedule, the Company does not maintain, contribute to or have any liability under (or with respect to) any employee plan which is a tax-qualified "defined benefit plan" (as defined in Section 3(35) of ERISA), whether or not terminated.

                           (iv) Defined Contribution Plans. Except as set forth
on Schedule 5(r), the Company does not maintain, contribute to or have any liability under (or with respect to) any employee plan which is a tax-qualified "defined contribution plan" (as defined in Section 3(34) of ERISA), whether or not terminated.

                           (v) Other Plans. Except as set forth on Schedule
5(r), the Company does not maintain, contribute to or have any liability under (or with respect to) any plan or arrangement providing benefits to current or former employees, including any bonus plan, plan for deferred compensation, employee health or other welfare benefit plan or other arrangement, whether or not terminated.

                           (vi) The Company. For purposes of this Schedule 5(r),
the term "Company" includes all organizations under common control with the Company pursuant to Section 414(b) or (c) of the IRC.

                  5s.      Compliance with Laws. Except as set forth on Schedule
5(s), the Company is not in violation of any provision of its Certificate of Incorporation or By-laws, or any judgment, order, writ, decree or law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Company, and the Company has received no notice of any such violation. Except as set forth on Schedule 5(s), the Company is not subject to, and has no reason to believe it may become subject to, any material liability (contingent or otherwise) or corrective or remedial obligation arising under any federal, state, local or foreign law, rule or regulation (including the common law) relating to or regulating health, safety, pollution or the protection of the environment ("Environmental Laws"). Without limiting the generality of the foregoing, (i) the Company has obtained all permits, licenses and authorizations required under, and has complied in all material respects with, all Environmental Laws, (ii) no notice has been received by the Company regarding any violation of, or any claim, liability or corrective or remedial obligation under, any Environmental Laws and (iii) no facts or circumstances exist with respect to the past or present operations or facilities of the Company which would give rise to a material liability or corrective or remedial obligation under any Environmental Laws.

                  5t.     Affiliated Transactions. Except as set forth on
Schedule 5(t), no officer, director, employee, stockholder or Affiliate of the Company or, to the knowledge of the Company, any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with the Company or has any material interest in any material property used by the Company.

                  5u. Business Plan. The Business Plan Executive Summary (the "Business Plan") previously delivered to each Investor has been prepared in good faith by the Company and does not contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements made therein not misleading except that with respect to projections contained in the Business Plan, the Company represents only that such projections were prepared in good faith and that the Company reasonably believes in its business judgment there is a reasonable basis for such projections based upon information currently available to the Company (as such projections have been revised on the Business Plan Schedule).

                  5v. Registration Rights. Except as provided in the Rights Agreement and Schedule 5(v), the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

         SECTION 6. Representations and Warranties of the Investors. Each Investor as to itself severally and not jointly hereby represents and warrants to the Company that:

                  6a. Authorization. Each Investor represents that it has full power and authority to enter into this Agreement and that this Agreement constitutes a valid and legally binding obligation of such Investor.

                  6b. Purchase Entirely for Own Account. This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series C Preferred Stock to be purchased by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third person, with respect to any of the Securities.

                  6c. Reliance Upon Investors' Representations. Each Investor understands that the Series C Preferred Stock is not, and any Common Stock acquired on conversion thereof at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investors' representations set forth herein. Each Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring shares of the Series C Preferred Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. No Investor has any such intention.

                  6d. Receipt of Information. Each Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Series C Preferred Stock. Each Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series C Preferred Stock and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 6 of this Agreement or the right of the Investors to rely thereon.

                  6e. Investment Experience. Each Investor represents that it is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series C Preferred Stock. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Series C Preferred Stock.

                  6f. Accredited Investor.

                      (i) The term "Accredited Investor" as used herein refers to a person or entity who:

                          (a) is a director or executive officer of the Company; or

                          (b) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a selfdirected plan, with investment decisions made solely by persons that are accredited investors;

                          (c) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

                                    (d) Any organization described in section
         501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                                    (e) Any natural person whose individual net
         worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                                    (f) Any natural person who had an individual
         income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                                    (g) Any trust, with total assets in excess
         of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

                                    (h) Any entity in which all of the equity
         owners are accredited investors.

                  As used in this Section 6(f), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Section 6(f), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income: any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

                           (ii)     Each Investor as to itself severally and not
jointly further represents to the Company that except as otherwise disclosed to the Company, in writing, prior to its execution hereof, such Investor is either:

                                    (a) such Investor is an Accredited Investor
(as indicated on such Investor's counterpart signature page attached hereto); or

                                    (b) such Investor is not an Accredited
Investor and neither such Investor nor any beneficiary of any trust or any investment client for whose account such Investor is purchasing is a citizen or resident of the United States or Canada, or any state, territory or possession thereof, including but not limited to any estate of any such person, or any corporation, partnership, trust or other entity created or existing under the laws thereof, or any entity controlled or owned by any of the foregoing (a "U.S. Person").

                      (iii) "The capital contribution of the Investor does not exceed 10% of the Investor's net worth or, in the case of an individual, joint net worth with that person's spouse."

                  6g. Restricted Securities. Each Investor understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely. In particular, each Investor is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available and the Company has no present plans to make such information available.

                  6h. Legends. To the extent applicable, each certificate or other document evidencing any of the Series C Preferred Stock or any Common Stock issued upon conversion thereof shall be endorsed with the legends set forth below, and each Investor covenants that, except to the extent such restrictions are waived by the Company, such Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

                      (i) The following legend under the Act:

                  "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                      (ii) In the case of an Investor that is not a U.S. Person and is not an Accredited Investor:

                  "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF PRIOR TO ONE YEAR FROM THE DATE OF THE CLOSING AT WHICH SUCH SHARES WERE PURCHASED, WITHIN THE UNITED STATES, CANADA, THEIR TERRITORIES AND

         POSSESSIONS OR ANY AREA SUBJECT TO THEIR JURISDICTION OR TO ANY CITIZEN OR RESIDENT OF THE UNITED STATES OR CANADA, OR ANY STATE, TERRITORY OR POSSESSION THEREOF, INCLUDING ANY ESTATE OF SUCH PERSON OR ANY CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY CREATED OR EXISTING UNDER THE LAWS THEREOF, AND THEREAFTER MAY NOT BE SO TRANSFERRED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                  6i. Public Sale. Each Investor agrees not to make, without the prior written consent of the Company, any public offering or sale of the Series C Preferred Stock, or any Common Stock issued upon the conversion thereof, although permitted to do so pursuant to Rule 144(k) promulgated under the Securities Act, until the earlier of (i) the date on which the Company effects its initial registered public offering pursuant to the Securities Act or (ii) the date on which it becomes a registered company pursuant to section 12(g) of the Securities Exchange Act or (iii) five years after the Closing of the sale of such Securities to Investor by the Company.

                  6j. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of more than 50% of the Common Stock (that has not been sold to the public) issued or issuable upon conversion of the Series C Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

         SECTION 7. DEFINITIONS.

                  7a. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

         "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

         "Indebtedness" means at a particular time, without duplication, (i) any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, (ii) any indebtedness evidenced by any note, bond, debenture or other debt security, (iii) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business), (iv) any commitment by which a Person assures a creditor against loss (including, without limitation, contingent reimbursement obligations with respect to letters of credit), (v) any indebtedness guaranteed in any manner by a Person (including, without limitation, guarantees in the form of an agreement to repurchase or reimburse), (vi) any obligations under capitalized leases with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, (vii) any indebtedness secured by a Lien on a Person's assets and (viii) any unsatisfied obligation for "withdrawal liability" to a "multiemployer plan" as such terms are defined under ERISA.

         "Intellectual Property Rights" means all (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registration thereof,
(iv) mask works and registrations and applications for registration thereof, (v) computer software, and documentation thereof, and (vi) copies and tangible embodiments thereof (in whatever form or medium).

         "Investment" as applied to any Person means (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interest (including partnership interests and joint venture interests) of any other Person and (ii) any capital contribution by such Person to any other Person.

         "IRC" means the Internal Revenue Code of 1986, as amended, and any reference to any particular IRC section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

         "IRS" means the United States Internal Revenue Service.

         "Liens" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against the Company, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased to the Company under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination arrangement in favor of another Person (other than any subordination arising in the ordinary course of business).

         "Permitted Liens" means:

         (i) tax liens with respect to taxes not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with generally accepted accounting principles, consistently applied;

         (ii) deposits or pledges made in connection with, or to secure payment of, utilities or similar services, workers' compensation, unemployment insurance, old age pensions or other social security obligations;

         (iii) purchase money security interests in any property acquired by the Company;

         (iv) interests or title of a lessor under any lease permitted by this Agreement;

         (v) mechanics', materialmen's or contractors' liens or encumbrances or any similar lien or restriction for amounts not yet due and payable;

         (vi) easements, rights-of-way, restrictions and other similar charges and encumbrances not interfering with the ordinary conduct of the business of the Company and its Subsidiaries or detracting from the value of the assets of the Company;

         (vii) rights of licensors under licenses granted to the Company; and

         (viii) liens outstanding on the date hereof which secure Indebtedness and which are described in the schedules to this Agreement.

         "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

         "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

         SECTION 8. MISCELLANEOUS.

                  8a. Consent to Amendments. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the outstanding shares of the Series C Preferred Stock.

                  8b. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                  8c. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors, assigns, heirs, legatees and personal representatives of the parties hereto, as the case may be.

                  8d. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  8e. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  8f. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

                  8g. Governing Law. The construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                  8h. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor and to the Company at the respective addresses indicated below:

                 To the Company at:  Evolve Products, Inc.
                                     152 Technology, Suite 200
                                     Irvine, California 92618
                                     Attention: Chief Financial Officer

                 With a copy to:     Brobeck Phleger & Harrison LLP
                                     38 Technology
                                     Irvine, California  92618-2301
                                     Attention:  Richard A. Fink, Esq.

                 To any Investor at: At such Investor's address set forth on
                                     Exhibit B hereto or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                  8i. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

                  8j. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of more than 50% of the Common Stock (that has not been sold to the public) issued or issuable upon conversion of the Series C Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Purchase Agreement has been executed as of the date first written above by the parties hereto.

                                    COMPANY:

                                    EVOLVE PRODUCTS, INC.

                                    By:
                                       ------------------------------------
                                    Its:
                                        -----------------------------------

                                    INVESTORS:

                                    ANTEC CORPORATION

                                    By:
                                       ------------------------------------
                                    Its:
                                        -----------------------------------

                                    B.E. DUVAL COMPANY PROFIT SHARING PLAN

                                    By:
                                       ------------------------------------
                                    Its:
                                        -----------------------------------

                                    B.E. DUVAL COMPANY

                                    By:
                                       ------------------------------------
                                    Its:
                                        -----------------------------------

                                    LAUREN D. GROSS TRUST DTD 9/1/91

                                    By:
                                       ------------------------------------
                                        Lauren Gross
                                    Its: Trustee

                                    EMERALD PRIVATE EQUITY FUND, LLC

                                    By: Ashlay Asset Maintenance Company
                                    Its: Manager

                                       By:
                                       ------------------------------------
                                         Sheldon J. Gross
                                       Its: President

                                    MARTHA PORTER MITCHELL TRUST


                                    By:
                                       ---------------------------
                                         Martha C. Porter
                                    Its: Trustee


                                    ------------------------------
                                    GREGORY E. PORTER


                                    ------------------------------
                                    COLLEEN NOYES


                                    ------------------------------
                                    WILLIAM NOYES


                                    ------------------------------
                                    CHARLES R. MORRIS III


                                    ------------------------------
                                    GARY M. LAUDER


                                    ------------------------------
                                    FRANK DOHERTY


                                    ------------------------------
                                    FRANK O'DONNELL


                                    ------------------------------
                                    JAMES L. FAUST


                                    ------------------------------
                                    ROBERT STANZIONE


                                    ------------------------------
                                    CLARKE W. PORTER


                                    ------------------------------
                                    CLAIRE P. EICHLER


                                    ------------------------------
                                    THOMAS DOHERTY

                                    FIDELITONE, INC.

                                    By:
                                       ---------------------------
                                    Name:  Ron S. Comm
                                    Its:
                                        --------------------------


                                    By:
                                       ---------------------------
                                    Name:
                                         -------------------------
                                    Its:
                                        --------------------------


                                    By:
                                       ---------------------------
                                    Name:
                                         -------------------------
                                    Its:
                                        --------------------------


                                    By:
                                       ---------------------------
                                    Name:
                                         -------------------------
                                    Its:
                                        --------------------------


                                    By:
                                       ---------------------------
                                    Name:
                                         -------------------------
                                    Its:
                                        --------------------------

                                 -------------------------------
                                 ROCHELLE DARBEE


                                 -------------------------------
                                 THOMAS KELLY, JR.


                                 -------------------------------
                                 CHARLES K. STEWART

                                 By:
                                    ----------------------------
                                 Its:
                                     ---------------------------

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








                                LIST OF EXHIBITS


Schedule 1 - Investors

Exhibit A  - Certificate of Incorporation

Exhibit B  - Rights Agreement

Exhibit C  - Stock Restriction Agreement


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